PLANT AND EQUIPMENT, NET (Details) In Thousands, unless otherwise specified	Sep. 30, 2014 USD ($)	Sep. 30, 2014 CNY	Sep. 30, 2013 CNY
Plant and building		252,837	252,842
Machinery and equipment		158,640	144,939
Furniture and office equipment		10,776	12,168
Motor vehicles		10,979	11,773
Total		433,232	421,722
Accumulated depreciation		(98,442)	(82,284)
Construction in progress		3,736	15,297
Plant and equipment, net	$ 55,022	338,526	354,735